POWER OF ATTORNEY
FOR EXECUTING FORMS 3, 4 AND 5

	Know all by
these
presents, that the undersigned hereby constitutes and appoints each of
Jeffery L. Klinger, Joseph W. Bean, and Bryan L. Sutter, signing singly, his/her true and lawful attorney-in-fact to:

(1)	execute
for and on
behalf of the undersigned Forms 3, 4 and 5 with respect to
Peabody Energy
Corporation in accordance with Section 16(a) of the
Securities Exchange Act
of 1934 and the rules thereunder;
(2)	do and
perform any and all acts for
and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 with respect to Peabody
Energy Corporation and the timely filing of such form with the United
States Securities and Exchange Commission and any other authority; and

(3)	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit
to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

The undersigned
hereby grants to each such
attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 30th day of January 2006.




						/s/ Kemal Williamson
						(Signature)


						Kemal
Williamson
						(Name Printed)